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Exhibit 10.2
                             AMENDED AND RESTATED
                  EMPLOYER NONQUALIFIED STOCK OPTION PLAN OF
                         CONTINENTAL OZARK CORPORATION

1.   Purpose.

     This Employee Nonqualified Stock Option Plan (the "Plan") is intended as an employment incentive and to encourage stock ownership by key employees or individuals who may become key employees of Continental Ozark Corporation (the "Corporation") and its Subsidiaries (as defined herein) in order to increase their proprietary interest in the Corporation's success. Options granted under the Plan are not intended to qualify as "Incentive Stock Options" under the Internal Revenue Code of 1986, as amended.

2.   Eligibility.

     The individuals who shall be eligible to participate in the Plan shall be key or potential key employees of the Corporation or of its Subsidiaries. A corporation shall be considered a Subsidiary if the Corporation owns, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock in such corporation. Such key or potential key employees shall be personnel of the Corporation or any Subsidiary who have or will have responsibility for the management, direction and financial success of the Corporation. More than one option may be granted from time to time to any employee.

     The holders of options shall not be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares purchasable upon the exercise of any part of an option unless and until certificates representing such shares shall have been issued by the Corporation to such holders.

3.   Stock.

     Stock subject to options and other provisions of this Plan shall be shares of authorized and unissued or re-acquired $.10 par value Common Stock of the Corporation (the "Common Stock"). Subject to adjustment in accordance with the provisions hereof, the total number of shares of Common Stock of the Corporation which may be purchased by individuals pursuant to options granted under the Plan shall not exceed, in the aggregate, more than 300,000 of the authorized Common Stock of the Corporation.
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     In the event that any outstanding option under the Plan expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

4.   Terms and Conditions of Options.

     Stock options granted pursuant to the Plan shall be evidenced by agreements in such form and on such terms as the Committee of the Corporation administering this Plan (the "Committee") shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     a. Option Price: The option price shall be set by the Administrative Committee.

     b. Number of Shares: The option shall state the total number of shares (subject to adjustment as provided herein) to which it pertains.

     c. Term of Options: Each option granted under the Plan shall be for a term to be set by the Administrative Committee.

     d. Payment for Shares: Payment for shares of Common Stock purchased shall be made in such manner as the Committee shall determine, but in any event may be made in cash.

     e. Other Provisions: Agreements or documents concerning grants of options under the Plan may contain such other provisions as the Committee, in its discretion, deems advisable.

5.   Assignability.

     No option shall be assignable or transferable unless specifically approved by the Committee except by will or by the laws of descent and distribution. During the lifetime of the optionee, an option shall be exercisable only by him, or his legal representative on his behalf.
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6.   Right of First Refusal.

     a.   Prior to Common Stock of the Company being publicly traded:

          (1) No person, estate or entity (other than a then existing employee) shall exercise any options issued (directly or indirectly) hereunder without first offering, in writing, to the Company for 30 days, the opportunity to purchase the options proposed to be exercised at the exercise price of the options plus any percentage increase in the book value of the Company from the time said options were issued. The book value calculations shall be based upon the audited financial statements of the Company preceding the issuance of the options and preceding the notice of election to exercise the same. If the Company fails to accept said offer to purchase, the option shall be exercised.

          (2) No person, estate or entity shall sell and/or transfer shares of the Corporation issued (directly or indirectly) hereunder unless the Shareholder desiring to make the sale or transfer shall have first offered in writing for a period of 30 days to the Corporation the opportunity to purchase the stock under the same terms and conditions as the proposed sale or transfer. If the Transferor shall fail to make such transfer within thirty (30) days following the expiration of the time herein provided for the election by the Corporation such shares shall again become subject to all restrictions hereof.
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     b.   Employment by the Corporation shall be deemed to include employment by a Subsidiary. The Committee shall have the authority to determine whether or not an optionee has terminated his employment with the Corporation.

     c. No option granted under the Plan may be exercised at any time after its term.

7.   Administration.

     Unless otherwise provided, the Plan shall be administered by a Committee, consisting of two or more members of the Corporation's Board of Directors. The Committee shall have full power and authority to designate participants and to interpret the provisions and supervise the administration of the Plan and shall be deemed to be the Compensation Committee of the Corporation until changed by a majority vote of the Board of Directors.

8.   Recapitalization.

     a. The existence of this Plan and options granted hereunder shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business or any merger or consolidation of the Corporation, or any issue of bonds, debentures or preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof; or the dissolution or liquidation of the Corporation; or any sale or transfer of all or any other corporate act or proceeding, whether of a similar character or otherwise.

          In the event of (i) any of the foregoing actions (except where the sole purpose is to change the Corporation's domicile) pursuant to which the Corporation is not
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          to survive immediately following such actions, or (ii) any change of control of the Corporation (as determined by the Committee in office, prior to any action constituting a change of control) then, notwithstanding any other provision herein to the contrary, all unmatured installments of options outstanding shall thereupon automatically be accelerated and exercisable in full without regard to the provisions established under Section 4 hereof.

     b. The aggregate number of shares of Common Stock which may be purchased pursuant to any option granted hereunder and the consideration payable per share upon exercise, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation.

     c. Subject to any required action by the stockholders, if the Corporation shall be the surviving or resulting Corporation in any merger or consolidation, any option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the option would have been entitled. In the event of any merger or consolidation pursuant to which the Corporation is not the surviving or resulting Corporation, there shall be substituted for the shares of Common Stock subject to the unexercised portion of such outstanding options, an appropriate number of shares
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          of each class of stock or other securities of the amount of cash, property or assets of the surviving or consolidated corporation in respect of such shares of Common Stock, such outstanding options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms. Notwithstanding the foregoing however, all such options may be canceled by the Corporation as of the effective date of any such reorganization, merger or consolidation or of any dissolution or liquidation of the Corporation by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares subject to such outstanding options, without regard to any provisions under
          Section 4 hereof.

9.   Non-Adjustment.

     Except as hereinbefore expressly provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to options granted pursuant to this Plan.

10.  Computation of Adjustment.

     Upon the occurrence of each event requiring an adjustment of the exercise price or the number of shares purchasable pursuant to options granted pursuant to the terms of this Plan, the Corporation shall mail forthwith to each optionee a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such optionee, except as to any optionee who
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contests such computation by written notice to the Corporation within thirty (30) days after receipt thereof by such optionee.

11.  Record Dates, Etc.

     In case at any time after date of grant:

     a. The Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off or distribution of the Corporation's assets; or

     b. the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

     c. of any classification, reclassification or other reorganization of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another corporation, or conveyance of all or substantially all of the assets of the Corporation; or

     d. of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall mail to each optionee, at least thirty (30) days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend, distribution or
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rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

12.  Liquidation, Dissolution.

     In case the Corporation shall at any time while any option under this Plan shall be in force and remain unexpired, sell all or substantially all its property or dissolve, liquidate or wind up its affairs, each optionee may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Corporation which such optionee would have been entitled to receive, the same kind and amount of any securities of assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Corporation. In the event that the Corporation shall at any time prior to the expiration of any option make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the exercise prices then in effect with respect to each option, shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Corporation's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

13.  Company Performance.

     The Corporation will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Corporation, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions hereof, and in the taking of all other legally available action which may be necessary in order to protect the rights of each optionee against dilution, subject to the terms hereof. Without limiting the generality of the foregoing, the Corporation agrees that it will not increase the par value of shares or its Common Stock above the lowest exercise price then in effect, and that, before taking any action which would cause an adjustment reducing any such exercise price below the then par value of the shares of Common Stock, the
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Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of its common Stock at the exercise price as so adjusted.

14.  Options in Substitution for Stock Options
     Granted by Other Corporations.

     Stock options may be granted under the Plan from time to time in substitution for such options held by employees of a corporation who become or are about to become key employees of the Corporation or Subsidiary as the result of a merger or consolidation of the employing corporation with the Corporation or a Subsidiary of the acquisition by the Corporation of a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth under Section 4 of this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

15.  Amendments.

     The Committee or the Board of Directors of the Corporation may at any time, by unanimous vote, without the consent of the optionees, alter, amend, revise, suspend, or discontinue the Plan, provided that such action shall not adversely affect options theretofore granted under the Plan. The Committee or the Board of Directors may amend the Plan or modify the agreements evidencing same in order to comply with any exemption from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

16.  Application of Funds.

     The proceeds received by the Corporation from the exercise of options and the resultant sale of Common Stock pursuant thereto will be used for general corporate purposes.

17.  No Obligation to Exercise Option.

     The granting of an option shall impose no obligation upon any optionee to exercise such option.

18.  Approval of Stockholders.
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     The Plan shall be effective as of September 12, 1990, but subject to its approval by the stockholders of the Corporation either prior to the effective date or at a meeting held subsequent to the effective date of this Plan. In the event stockholder approval is not obtained, this Plan shall thereupon terminate and be rendered null and void. No shares of Common Stock shall be issued pursuant to an option, prior to compliance with requirements under applicable laws and regulations.

19.  Governmental Regulations.

     Notwithstanding any of the provisions hereof, or of any option granted hereunder, the obligation of the Corporation to sell and deliver shares under such options shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required, and the optionee shall agree that he will not exercise any option granted hereunder, and that the Corporation will not be obligated to issue any shares under any such option, if the exercise thereof or if the issuance of such shares shall constitute a violation by the optionee or the Corporation of any provision of any law or regulation of any governmental authority.

20.  Corporation Covenants.

     a. To the extent the option price per share of Common Stock covered by options pursuant to this Plan equals or exceeds par value per share, all shares issued upon exercise of options granted pursuant to this Plan and in accordance with the terms hereof, will be, upon issuance and payment therefor, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     b. During the term of the Plan, the Corporation will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of all shares under options granted pursuant to this
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          Plan.

     c. So long as any Common Stock of the Corporation is listed on any national securities exchange, the Corporation shall use its best efforts to list on such exchange, upon official notice of issuance upon exercise of options granted under the Plan, and to maintain the listing of, all shares of Common Stock issuable upon the exercise of options granted pursuant to the Plan; and the Corporation will use its best efforts to list on said exchange and to maintain each listing of any other securities of the Corporation which may be acquired upon exercise of this option, if so adjusted or modified pursuant to the terms of Section 8 hereof.

          AMENDED AND RESTATED PLAN ADOPTED AND APPROVED by the Board of Directors and Shareholders, March 26, 1991.


                                       /s/
                                       E. G. Bradberry,
Chairman